UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2004

TRM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)

5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)

(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Exhibits
Signatures
EXHIBIT INDEX
TRM Corporation Press Release dated December 14, 2004
TRM Corporation Press Release dated December 15, 2004

Item 7.01 Regulation FD Disclosure

     On December 14, 2004, we issued a press release announcing an agreement with Jean Coutu USA/Eckerd Drugs to operate TRM Convenience Copy Centers in each of Eckerd’s 1,549 locations. On December 15, 2004, we issued a press release announcing an agreement with the Rank Group Gaming Division to install and operate ATMs in Rank Gaming sites in the United Kingdom. A copy of each such press release is an exhibit to this report.

Item 9.01 Exhibits

(c)	Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
99.1	TRM Corporation press release dated December 14, 2004 announcing: “TRM Awarded Photocopier Agreement with Jean Coutu USA/Eckerd Drug for over 1,500 Locations”.

99.2	TRM Corporation press release dated December 15, 2004 announcing: “TRM Enters Casino Contract”.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation Registrant
Date: December 15, 2004	By:	/s/ Daniel E. O’Brien
Daniel E. O’Brien
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	TRM Corporation press release dated December 14, 2004 announcing: “TRM Awarded Photocopier Agreement with Jean Coutu USA/Eckerd Drug for over 1,500 Locations”.*

99.2	TRM Corporation press release dated December 15, 2004 announcing: “TRM Enters Casino Contract”.*

*Filed electronically herewith.

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